Lincoln Financial Group®

You're In Charge®

Statistical Supplement

Fourth Quarter 2022

Lincoln Financial Group
Table of Contents

Notes	1
Credit Ratings	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Segment and Sources of Earnings	7
Select Earnings Drivers By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Earnings and Operational Data from Business Segments
Life Insurance	13
Annuities	14
Group Protection	15
Retirement Plan Services	16
Other Operations	17
DAC & Account Value Rollforwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Value Roll Forwards:
Life Insurance	19
Annuities	20
Retirement Plan Services	21
Other Information
Fixed-Income Asset Class	22
Fixed-Income Credit Quality	23
Realized Gain (Loss), After-DAC	24
Select GAAP to Non-GAAP Reconciliations	25

Lincoln Financial Group
Notes

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.

• We exclude deferred units of LNC stock that are antidilutive from our diluted earnings per share calculation.  In addition, for any period where a net loss or adjusted loss from operations is experienced, shares used in the diluted EPS calculation represent basic shares, as the use of diluted shares would result in a lower loss per share.

• Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets.  ROE is calculated by dividing annualized net income (loss) (or adjusted income (loss)

from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
• Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI and preferred stock, by common shares outstanding. We provide book value per share, excluding

 AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations.  Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.  Book value per share is the most directly comparable GAAP measure.

• Pre-tax net margin is calculated by dividing adjusted income (loss) from operations before taxes by net revenue, which is defined as total adjusted operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Sales as reported consist of the following:
• Annuities and Retirement Plan Services – deposits from new and existing customers;
• Universal life insurance (“UL”), indexed universal life insurance (“IUL”), variable universal life insurance (“VUL”) – first-year commissionable premiums plus 5% of excess premiums received;
• MoneyGuard® linked-benefit products – MoneyGuard® (UL), 15% of total expected premium deposits, and MoneyGuard Market AdvantageSM (VUL), 150% of commissionable premiums;
• Executive Benefits – insurance and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received, and single premium bank-owned UL and VUL, 15% of single premium deposits;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.
Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”)
and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Sources of earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on assets under management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable annuity (“VA”) riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.

Page 1a

Lincoln Financial Group
Notes

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.
Adjusted income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of financial assets;
▪ Changes in the fair value of equity securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and
▪ Changes in the fair value of the embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting options”);
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders and variable universal life insurance products with secondary guarantees (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on modification or early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations;
• Transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business; and
• Income (loss) from the initial adoption of new accounting standards, regulations and policy changes including the net impact from the Tax Cuts and Jobs Act.
Adjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Management believes that the non-GAAP performance measures previously discussed explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of adjusted operating revenues and adjusted income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Certain amounts reported in prior periods' Consolidated Balance Sheets have been reclassified to conform to the presentation adopted in the current period.

Statistical Supplement is Dated
The financial data in this document is dated February 8, 2023, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 1b

Lincoln Financial Group
Credit Ratings

Ratings as of February 8, 2023
Standard
	AM Best	Fitch	Moody's	& Poor's
Senior Debt Ratings	bbb+	BBB+	Baa1	BBB+
Financial Strength Ratings
The Lincoln National Life Insurance Company	A	A+	A1	A+
First Penn-Pacific Life Insurance Company	A	A+	A1	A-
Lincoln Life & Annuity Company of New York	A	A+	A1	A+

Investor Inquiries May Be Directed To:
Albert Copersino, Vice President, Investor Relations
Email: Albert.Copersino@lfg.com
Phone: 203-257-4493

Consolidated

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	Change	12/31/21	12/31/22	Change
Revenues
Insurance premiums	$1,420	$1,477	$1,498	$1,548	$1,564	10.1%	$5,617	$6,087	8.4%
Fee income	1,628	1,568	1,506	1,527	1,453	-10.7%	6,887	6,054	-12.1%
Net investment income	1,445	1,412	1,369	1,326	1,403	-2.9%	6,115	5,511	-9.9%
Realized gain (loss)	(115)	29	522	220	(435)	NM	(212)	336	258.5%
Amortization of deferred gain on business
sold through reinsurance	19	19	19	18	18	-5.3%	46	74	60.9%
Other revenues	207	182	190	159	193	-6.8%	777	722	-7.1%
Total revenues	4,604	4,687	5,104	4,798	4,196	-8.9%	19,230	18,784	-2.3%

Expenses
Interest credited	692	697	706	722	746	7.8%	2,915	2,870	-1.5%
Benefits	2,251	2,565	2,890	5,106	1,986	-11.8%	8,529	12,546	47.1%
Commissions and other expenses	1,328	1,236	1,128	1,358	1,373	3.4%	5,791	5,095	-12.0%
Interest and debt expense	66	66	68	71	77	16.7%	270	283	4.8%
Spark program expense	30	31	43	44	49	63.3%	87	167	92.0%
Impairment of intangibles	-	-	-	634	-	NM	-	634	NM
Total expenses	4,367	4,595	4,835	7,935	4,231	-3.1%	17,592	21,595	22.8%
Income (loss) before taxes	237	92	269	(3,137)	(35)	NM	1,638	(2,811)	NM
Federal income tax expense (benefit)	17	(12)	31	(563)	(41)	NM	233	(584)	NM
Net income (loss)	220	104	238	(2,574)	6	-97.3%	1,405	(2,227)	NM
Adjustment for deferred units of LNC stock
in our deferred compensation plans	-	(1)	(7)	(1)	(5)	NM	-	(13)	NM
Net income (loss) available to common
stockholders – diluted	$220	$103	$231	$(2,575)	$1	-99.5%	$1,405	$(2,240)	NM

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.20	$0.58	$1.34	$(15.17)	$0.01	-99.2%	$7.43	$(13.10)	NM

ROE, including AOCI
Net income (loss)	4.2%	2.4%	8.0%	NM	0.8%		6.7%	-23.3%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities, net of allowance for credit losses:
Corporate bonds	$98,120	$90,561	$83,158	$77,446	$79,023	-19.5%
U.S. government bonds	433	418	415	384	379	-12.5%
State and municipal bonds	6,621	6,001	5,523	5,089	5,070	-23.4%
Foreign government bonds	432	383	348	338	318	-26.4%
Residential mortgage-backed securities	2,525	2,338	2,181	2,048	2,009	-20.4%
Commercial mortgage-backed securities	1,599	1,592	1,557	1,549	1,674	4.7%
Asset-backed securities	8,512	8,929	9,711	10,347	10,904	28.1%
Hybrid and redeemable preferred securities	504	473	472	371	359	-28.8%
Total fixed maturity AFS securities, net of allowance for credit losses	118,746	110,695	103,365	97,572	99,736	-16.0%
Trading securities	4,482	4,385	3,822	3,580	3,498	-22.0%
Equity securities	318	346	344	427	427	34.3%
Mortgage loans on real estate, net of allowance for credit losses	17,991	17,892	17,922	18,066	18,301	1.7%
Policy loans	2,364	2,339	2,368	2,347	2,359	-0.2%
Derivative investments	5,437	4,840	3,370	3,681	3,736	-31.3%
Other investments	4,292	4,127	4,054	3,820	3,739	-12.9%
Total investments	153,630	144,624	135,245	129,493	131,796	-14.2%
Cash and invested cash	2,612	1,960	1,567	1,472	3,343	28.0%
DAC and VOBA	6,081	8,810	11,872	13,676	13,588	123.5%
Accrued investment income	1,189	1,247	1,226	1,283	1,253	5.4%
Reinsurance recoverables, net of allowance for credit losses	20,295	20,044	19,909	20,045	19,882	-2.0%
Goodwill	1,778	1,778	1,778	1,144	1,144	-35.7%
Other assets	19,133	18,587	18,381	20,275	20,895	9.2%
Separate account assets	182,583	168,879	145,791	137,295	143,536	-21.4%
Total assets	$387,301	$365,929	$335,769	$324,683	$335,437	-13.4%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$41,030	$39,773	$39,306	$41,716	$42,151	2.7%
Other contract holder funds	111,702	112,901	115,127	118,174	120,800	8.1%
Short-term debt	300	-	-	500	500	66.7%
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	867	867	867	867	867	0.0%
Financial	5,458	5,694	5,631	5,092	5,088	-6.8%
Payables for collateral on investments	8,946	8,927	7,524	6,865	6,712	-25.0%
Other liabilities	16,143	14,176	12,335	11,957	11,682	-27.6%
Separate account liabilities	182,583	168,879	145,791	137,295	143,536	-21.4%
Total liabilities	367,029	351,217	326,581	322,466	331,336	-9.7%

Stockholders’ Equity
Preferred stock:
Series C preferred stock	-	-	-	-	493	NM
Series D preferred stock	-	-	-	-	493	NM
Common stock	4,735	4,586	4,546	4,534	4,544	-4.0%
Retained earnings	9,096	8,876	8,985	6,311	6,239	-31.4%
AOCI:
Unrealized investment gains (losses)	6,674	1,485	(4,104)	(8,384)	(7,356)	NM
Foreign currency translation adjustment	(14)	(19)	(33)	(47)	(34)	NM
Funded status of employee benefit plans	(219)	(216)	(206)	(197)	(278)	-26.9%
Total AOCI	6,441	1,250	(4,343)	(8,628)	(7,668)	NM
Total stockholders’ equity	20,272	14,712	9,188	2,217	4,101	-79.8%
Total liabilities and stockholders’ equity	$387,301	$365,929	$335,769	$324,683	$335,437	-13.4%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	Change	12/31/21	12/31/22	Change
Income (Loss)
Net income (loss)	$220	$104	$238	$(2,574)	$6	-97.3%	$1,405	$(2,227)	NM
Pre-tax adjusted income (loss) from operations	320	333	463	(2,243)	173	-45.9%	1,824	(1,274)	NM
After-tax adjusted income (loss) from operations (1)	286	294	391	(1,735)	170	-40.6%	1,551	(880)	NM
Adjusted operating tax rate	10.6%	11.5%	15.6%	22.6%	1.5%		15.0%	30.9%

Average Stockholders’ Equity
Average equity, including AOCI	$20,721	$17,492	$11,950	$5,702	$3,159	-84.8%	$20,999	$9,576	-54.4%
Average AOCI	6,645	3,846	(1,547)	(6,485)	(8,148)	NM	6,944	(3,084)	NM
Average equity, excluding AOCI	$14,076	$13,646	$13,497	$12,187	$11,307	-19.7%	$14,055	$12,660	-9.9%

ROE, Excluding AOCI
Net income (loss)	6.3%	3.0%	7.0%	-84.5%	0.2%		10.0%	-17.6%
Adjusted income (loss) from operations	8.1%	8.6%	11.6%	-57.0%	6.0%		11.0%	-6.9%

Per Common Share
Net income (loss) (diluted)	$1.20	$0.58	$1.34	$(15.17)	$0.01	-99.2%	$7.43	$(13.10)	NM
Adjusted income (loss) from operations (diluted)	1.56	1.66	2.23	(10.23)	0.97	-37.8%	8.20	(5.22)	NM
Dividends declared during the period	0.45	0.45	0.45	0.45	0.45	0.0%	1.71	1.80	5.3%

Book value, including AOCI	$114.41	$85.59	$53.97	$13.10	$18.41	-83.9%	$114.41	$18.41	-83.9%
Per share impact of AOCI	36.36	7.27	(25.52)	(50.99)	(45.32)	NM	36.36	(45.32)	NM
Book value, excluding AOCI	$78.05	$78.32	$79.49	$64.09	$63.73	-18.3%	$78.05	$63.73	-18.3%

Common Shares
Repurchased during the period	9.1	5.8	1.8	1.0	-	-100.0%	16.2	8.7	-46.3%
End-of-period – basic	177.2	171.9	170.2	169.2	169.2	-4.5%	177.2	169.2	-4.5%
Average for the period – basic	180.5	174.2	171.1	169.7	169.2	-6.3%	187.4	171.0	-8.8%
End-of-period – diluted	179.8	173.8	171.6	170.7	170.5	-5.2%	179.8	170.5	-5.2%
Average for the period – diluted	183.2	176.4	172.7	171.1	170.6	-6.9%	189.1	172.7	-8.7%

(1) See reconciliation to net income (loss) on page 25.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Twelve Months Ended
	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	Change	12/31/21	12/31/22	Change
Cash Returned to Common Stockholders
Shares repurchased	$650	$400	$100	$50	$-	-100.0%	$1,105	$550	-50.2%
Common dividends	78	80	77	77	76	-2.6%	319	310	-2.8%
Total cash returned to common stockholders	$728	$480	$177	$127	$76	-89.6%	$1,424	$860	-39.6%

Leverage Ratio
Short-term debt	$300	$-	$-	$500	$500	66.7%
Long-term debt	6,325	6,561	6,498	5,959	5,955	-5.8%
Total debt (1)	6,625	6,561	6,498	6,459	6,455	-2.6%
Preferred stock	-	-	-	-	986	NM
Total debt and preferred stock	6,625	6,561	6,498	6,459	7,441	12.3%
Less:
Operating debt (2)	867	867	867	867	867	0.0%
Pre-funding of upcoming debt maturities	300	300	300	300	500	66.7%
25% of capital securities and subordinated notes	302	302	302	302	302	0.0%
50% of preferred stock	-	-	-	-	493	NM
Carrying value of fair value hedges and other items	335	273	209	169	164	-51.0%
Total numerator	$4,821	$4,819	$4,820	$4,821	$5,115	6.1%

Total stockholders’ equity, excluding unrealized
investment gains (losses)	$13,598	$13,227	$13,292	$10,601	$11,457	-15.7%
Add: 25% of capital securities and subordinated
notes	302	302	302	302	302	0.0%
Less: 50% of preferred stock	-	-	-	-	493	NM
Total numerator	4,821	4,819	4,820	4,821	5,115	6.1%
Total denominator	$18,721	$18,348	$18,414	$15,724	$16,381	-12.5%

Leverage ratio	25.8%	26.3%	26.2%	30.7%	31.2%

Holding Company Available Liquidity	$1,117	$755	$756	$756	$960	-14.1%

(1) Excludes obligations under certain financing arrangements and finance leases of $664 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.

Lincoln Financial Group
Segment and Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	Change	12/31/21	12/31/22	Change
Income (Loss) from Operations, Pre-Tax
Life Insurance	$97	$65	$139	$(2,743)	$51	-47.4%	$657	$(2,487)	NM
Annuities	391	351	295	534	272	-30.4%	1,524	1,452	-4.7%
Group Protection	(146)	(52)	75	46	59	140.4%	(160)	129	180.6%
Retirement Plan Services	68	64	63	60	57	-16.2%	284	244	-14.1%
Other Operations	(90)	(95)	(109)	(140)	(266)	NM	(481)	(612)	-27.2%
Adjusted income (loss) from operations, before
income taxes	$320	$333	$463	$(2,243)	$173	-45.9%	$1,824	$(1,274)	NM

Income (Loss) from Operations, After-Tax
Life Insurance	$80	$58	$114	$(2,160)	$46	-42.5%	$535	$(1,941)	NM
Annuities	332	302	256	449	238	-28.3%	1,283	1,245	-3.0%
Group Protection	(115)	(41)	59	37	47	140.9%	(127)	102	180.3%
Retirement Plan Services	57	55	54	52	49	-14.0%	235	209	-11.1%
Other Operations	(68)	(80)	(92)	(113)	(210)	NM	(375)	(495)	-32.0%
Adjusted income (loss) from operations	$286	$294	$391	$(1,735)	$170	-40.6%	$1,551	$(880)	NM

	For the Three Months Ended						For the Twelve Months Ended
	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	Change	12/31/21	12/31/22	Change
Sources of Earnings, Pre-Tax
Investment spread	$113	$99	$128	$(919)	$99	-12.4%	$624	$(593)	NM
Mortality/morbidity	(81)	(11)	150	(1,620)	85	204.9%	199	(1,396)	NM
Fees on AUM	355	325	305	221	254	-28.5%	1,428	1,107	-22.5%
VA riders	23	15	(11)	215	1	-95.7%	54	220	NM
Total sources of earnings, before income taxes	410	428	572	(2,103)	439	7.1%	2,305	(662)	NM
Other Operations	(90)	(95)	(109)	(140)	(266)	NM	(481)	(612)	-27.2%
Adjusted income (loss) from operations, before
income taxes	$320	$333	$463	$(2,243)	$173	-45.9%	$1,824	$(1,274)	NM

Sources of Earnings, Pre-Tax, Percentage By Component
Investment spread	27.6%	23.2%	22.3%	-43.7%	22.4%		27.1%	-89.5%
Mortality/morbidity	-19.7%	-2.6%	26.2%	-77.1%	19.4%		8.6%	-210.7%
Fees on AUM	86.5%	76.0%	53.3%	10.5%	57.9%		62.0%	166.9%
VA riders	5.6%	3.4%	-1.8%	10.3%	0.3%		2.3%	33.3%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	Change	12/31/21	12/31/22	Change
Life Insurance
Operating revenues	$1,844	$1,825	$1,800	$1,762	$1,769	-4.1%	$8,137	$7,156	-12.1%
Deposits	1,872	1,334	1,439	1,386	1,575	-15.9%	5,693	5,735	0.7%
Net flows	1,438	883	1,038	978	1,100	-23.5%	3,982	3,998	0.4%
Average account values, net of reinsurance	51,067	51,236	49,380	47,742	47,993	-6.0%	56,943	49,088	-13.8%
Average in-force face amount	959,478	985,286	1,010,659	1,037,952	1,061,415	10.6%	928,037	1,023,828	10.3%

Annuities
Operating revenues	$1,282	$1,232	$1,169	$1,183	$1,190	-7.2%	$5,002	$4,774	-4.6%
Deposits	3,011	2,705	2,702	3,262	3,210	6.6%	11,740	11,879	1.2%
Net flows	(655)	(553)	(318)	319	137	120.9%	(2,569)	(415)	83.8%
Average account values, net of reinsurance	170,953	163,628	152,025	147,049	144,302	-15.6%	166,691	151,796	-8.9%

Group Protection
Operating revenues	$1,252	$1,303	$1,323	$1,333	$1,344	7.3%	$4,996	$5,303	6.1%
Insurance premiums	1,117	1,169	1,187	1,200	1,213	8.6%	4,450	4,768	7.1%

Retirement Plan Services
Operating revenues	$335	$318	$315	$316	$324	-3.3%	$1,324	$1,273	-3.9%
Deposits	3,000	3,367	2,943	2,799	2,777	-7.4%	10,840	11,886	9.6%
Net flows	(380)	946	913	811	235	161.8%	464	2,905	NM
Average account values	98,008	95,843	90,628	88,194	87,985	-10.2%	94,649	90,973	-3.9%

Consolidated
Adjusted operating revenues (1)	$4,769	$4,718	$4,641	$4,630	$4,676	-2.0%	$19,639	$18,665	-5.0%
Deposits	7,883	7,406	7,084	7,447	7,562	-4.1%	28,273	29,500	4.3%
Net flows	403	1,276	1,633	2,108	1,472	265.3%	1,877	6,488	245.7%
Average account values, net of reinsurance	320,028	310,707	292,033	282,985	280,280	-12.4%	318,283	291,857	-8.3%

(1) See reconciliation to total revenues on page 25.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	Change	12/31/21	12/31/22	Change
Sales
Life Insurance:
IUL/UL	$42	$26	$27	$40	$41	-2.4%	$104	$135	29.8%
MoneyGuard®	36	22	24	22	26	-27.8%	101	94	-6.9%
VUL	92	34	44	36	49	-46.7%	181	163	-9.9%
Term	47	43	48	47	39	-17.0%	152	177	16.4%
Executive Benefits	37	30	50	26	31	-16.2%	122	136	11.5%
Total Life Insurance	$254	$155	$193	$171	$186	-26.8%	$660	$705	6.8%

Annuities:
Indexed variable	$977	$1,048	$1,220	$1,246	$1,211	24.0%	$4,910	$4,726	-3.7%
Other variable without GLBs	787	605	422	374	303	-61.5%	2,818	1,701	-39.6%
Other variable with GLBs	834	678	536	475	432	-48.2%	2,988	2,121	-29.0%
Total variable	2,598	2,331	2,178	2,095	1,946	-25.1%	10,716	8,548	-20.2%
Fixed	413	374	524	1,167	1,264	206.1%	1,024	3,331	225.3%
Total Annuities	$3,011	$2,705	$2,702	$3,262	$3,210	6.6%	$11,740	$11,879	1.2%
Percent with GLBs	27.7%	25.1%	19.8%	14.6%	13.5%		25.5%	17.9%
Percent with GLBs, including the impact of VA reinsurance	20.8%	17.9%	14.0%	11.4%	11.0%		19.8%	13.3%

Group Protection:
Life	$163	$53	$62	$41	$141	-13.5%	$264	$299	13.3%
Disability	199	47	59	37	195	-2.0%	284	337	18.7%
Dental	23	5	6	10	20	-13.0%	38	40	5.3%
Total Group Protection	$385	$105	$127	$88	$356	-7.5%	$586	$676	15.4%
Percent employee-paid	35.0%	57.0%	48.5%	49.4%	35.7%		43.1%	43.2%

Retirement Plan Services:
First-year sales	$1,270	$1,198	$1,210	$991	$1,059	-16.6%	$3,810	$4,458	17.0%
Recurring deposits	1,730	2,169	1,733	1,808	1,718	-0.7%	7,030	7,428	5.7%
Total Retirement Plan Services	$3,000	$3,367	$2,943	$2,799	$2,777	-7.4%	$10,840	$11,886	9.6%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	Change	12/31/21	12/31/22	Change
Operating Revenues
Life Insurance	$1,844	$1,825	$1,800	$1,762	$1,769	-4.1%	$8,137	$7,156	-12.1%
Annuities	1,282	1,232	1,169	1,183	1,190	-7.2%	5,002	4,774	-4.6%
Group Protection	1,252	1,303	1,323	1,333	1,344	7.3%	4,996	5,303	6.1%
Retirement Plan Services	335	318	315	316	324	-3.3%	1,324	1,273	-3.9%
Other Operations	56	40	34	36	49	-12.5%	180	159	-11.7%
Total segment operating revenues	$4,769	$4,718	$4,641	$4,630	$4,676	-2.0%	$19,639	$18,665	-5.0%

General and Administrative Expenses,
Net of Amounts Capitalized (1)
Life Insurance	$138	$117	$115	$132	$123	-10.9%	$503	$488	-3.0%
Annuities	125	112	108	118	110	-12.0%	477	448	-6.1%
Group Protection	177	165	166	182	173	-2.3%	659	686	4.1%
Retirement Plan Services	80	69	69	75	75	-6.3%	293	288	-1.7%
Other Operations	52	48	48	70	212	NM	285	377	32.3%
Total	$572	$511	$506	$577	$693	21.2%	$2,217	$2,287	3.2%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Life Insurance	7.5%	6.4%	6.4%	7.5%	7.0%		6.2%	6.8%
Annuities	9.7%	9.1%	9.3%	10.0%	9.3%		9.5%	9.4%
Group Protection	14.1%	12.7%	12.5%	13.7%	12.9%		13.2%	12.9%
Retirement Plan Services	23.8%	21.7%	21.8%	23.7%	23.3%		22.1%	22.7%
Other Operations	96.8%	116.6%	141.5%	195.3%	437.1%		159.0%	237.7%
Total	12.0%	10.8%	10.9%	12.5%	14.8%		11.3%	12.3%

(1) See page 11 for general and administrative expenses capitalized.

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	Change	12/31/21	12/31/22	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$642	$562	$559	$634	$751	17.0%	$2,440	$2,505	2.7%
Commissions	760	654	656	659	654	-13.9%	2,684	2,623	-2.3%
Taxes, licenses and fees	89	98	83	82	86	-3.4%	341	349	2.3%
Interest and debt expense	66	66	68	71	77	16.7%	262	283	8.0%
Expenses associated with reserve financing
and letters of credit	26	26	27	27	28	7.7%	102	108	5.9%
Total adjusted operating commissions and other
expenses incurred	1,583	1,406	1,393	1,473	1,596	0.8%	5,829	5,868	0.7%

Less Amounts Capitalized
General and administrative expenses	(70)	(51)	(53)	(57)	(58)	17.1%	(223)	(218)	2.2%
Commissions	(361)	(265)	(281)	(283)	(288)	20.2%	(1,106)	(1,117)	-1.0%
Taxes, licenses and fees	(15)	(11)	(10)	(9)	(10)	33.3%	(44)	(40)	9.1%
Total amounts capitalized	(446)	(327)	(344)	(349)	(356)	20.2%	(1,373)	(1,375)	-0.1%
Total expenses incurred, net of amounts
capitalized, excluding amortization	1,137	1,079	1,049	1,124	1,240	9.1%	4,456	4,493	0.8%

Amortization
Amortization of DAC, VOBA and other intangibles	263	289	250	381	238	-9.5%	1,647	1,157	-29.8%
Total operating commissions and other expenses	$1,400	$1,368	$1,299	$1,505	$1,478	5.6%	$6,103	$5,650	-7.4%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Twelve Months Ended
	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	Change	12/31/21	12/31/22	Change
Life Insurance – Interest-Sensitive
Earned rate on reserves	4.67%	4.60%	4.50%	4.49%	4.47%	(20)	4.68%	4.52%	(16)
Variable investment income on reserves (1)	0.85%	0.54%	0.36%	-0.35%	0.12%	(73)	1.13%	0.16%	(97)
Net investment income yield on reserves	5.52%	5.14%	4.86%	4.14%	4.59%	(93)	5.81%	4.68%	(113)
Interest rate credited to contract holders	3.76%	3.77%	3.74%	3.79%	3.75%	(1)	3.77%	3.77%	-
Interest rate spread	1.76%	1.37%	1.12%	0.35%	0.84%	(92)	2.04%	0.91%	(113)

Base spreads excluding alternative investments	1.12%	1.06%	0.99%	0.93%	0.95%	(17)	1.08%	0.98%	(10)
Base spreads assuming 10% annualized yield on alternative
investments	1.35%	1.30%	1.25%	1.19%	1.22%	(13)	1.27%	1.23%	(4)

Annuities
Earned rate on reserves	3.06%	2.99%	3.09%	3.25%	3.59%	53	3.12%	3.24%	12
Variable investment income on reserves (1)	0.31%	0.23%	0.11%	0.01%	0.02%	(29)	0.24%	0.09%	(15)
Net investment income yield on reserves	3.37%	3.22%	3.20%	3.26%	3.61%	24	3.36%	3.33%	(3)
Interest rate credited to contract holders	1.82%	1.85%	1.90%	1.93%	2.09%	27	1.93%	1.94%	1
Interest rate spread	1.55%	1.37%	1.30%	1.33%	1.52%	(3)	1.43%	1.39%	(4)
Base spreads excluding variable investment income	1.24%	1.14%	1.19%	1.32%	1.50%	26	1.19%	1.30%	11

Retirement Plan Services
Earned rate on reserves	3.51%	3.45%	3.49%	3.62%	3.74%	23	3.58%	3.58%	-
Variable investment income on reserves (1)	0.39%	0.19%	0.14%	0.03%	0.01%	(38)	0.25%	0.09%	(16)
Net investment income yield on reserves	3.90%	3.64%	3.63%	3.65%	3.75%	(15)	3.83%	3.67%	(16)
Interest rate credited to contract holders	2.63%	2.55%	2.55%	2.57%	2.56%	(7)	2.66%	2.56%	(10)
Interest rate spread	1.27%	1.09%	1.08%	1.08%	1.19%	(8)	1.17%	1.11%	(6)
Base spreads excluding variable investment income	0.88%	0.90%	0.94%	1.05%	1.18%	30	0.92%	1.02%	10

Total (2)
Earned rate (3)	3.80%	3.80%	3.77%	3.96%	3.96%	16	3.92%	3.87%	(5)
Variable investment income (1) (3)	0.53%	0.36%	0.22%	-0.14%	0.06%	(47)	0.66%	0.13%	(53)
Net investment income yield (3)	4.33%	4.16%	3.99%	3.82%	4.02%	(31)	4.58%	4.00%	(58)

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	Change	12/31/21	12/31/22	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$266	$277	$283	$289	$297	11.7%	$1,033	$1,146	10.9%
Fee income	848	846	840	876	813	-4.1%	3,863	3,374	-12.7%
Net investment income	716	688	665	586	646	-9.8%	3,209	2,585	-19.4%
Operating realized gain (loss)	(4)	1	(2)	(3)	(3)	25.0%	(9)	(6)	33.3%
Amortization of deferred gain on
business sold through reinsurance	13	12	12	12	12	-7.7%	20	49	145.0%
Other revenues	5	1	2	2	4	-20.0%	21	8	-61.9%
Total operating revenues	1,844	1,825	1,800	1,762	1,769	-4.1%	8,137	7,156	-12.1%
Operating expenses:
Interest credited	322	325	329	329	325	0.9%	1,439	1,307	-9.2%
Benefits	1,126	1,126	1,041	3,736	1,116	-0.9%	4,275	7,020	64.2%
Commissions incurred	236	156	176	177	189	-19.9%	639	698	9.2%
Other expenses incurred	234	202	199	208	210	-10.3%	838	818	-2.4%
Amounts capitalized	(276)	(182)	(204)	(202)	(217)	21.4%	(745)	(805)	-8.1%
Amortization	105	133	120	257	95	-9.5%	1,034	605	-41.5%
Total operating expenses	1,747	1,760	1,661	4,505	1,718	-1.7%	7,480	9,643	28.9%
Income (loss) from operations before taxes	97	65	139	(2,743)	51	-47.4%	657	(2,487)	NM
Federal income tax expense (benefit)	17	7	25	(583)	5	-70.6%	122	(546)	NM
Income (loss) from operations	$80	$58	$114	$(2,160)	$46	-42.5%	$535	$(1,941)	NM

Effective Federal Income Tax Rate	17.1%	11.3%	17.6%	21.3%	9.9%		18.6%	22.0%

Average Equity, Excluding Goodwill and AOCI	$8,971	$8,831	$9,294	$8,213	$7,342	-18.2%	$9,040	$8,420	-6.9%

ROE, Excluding Goodwill and AOCI	3.6%	2.6%	4.9%	NM	2.5%		5.9%	-23.1%

Average Account Values, Net of Reinsurance	$51,067	$51,236	$49,380	$47,742	$47,993	-6.0%	$56,943	$49,088	-13.8%

In-Force Face Amount
UL and other	$362,106	$361,490	$361,565	$362,098	$363,884	0.5%	$362,106	$363,884	0.5%
Term insurance	611,854	635,123	663,140	689,101	707,747	15.7%	611,854	707,747	15.7%
Total in-force face amount	$973,960	$996,613	$1,024,705	$1,051,199	$1,071,631	10.0%	$973,960	$1,071,631	10.0%

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	Change	12/31/21	12/31/22	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$27	$30	$25	$57	$52	92.6%	$116	$165	42.2%
Fee income	702	658	611	590	574	-18.2%	2,724	2,434	-10.6%
Net investment income	349	360	337	379	385	10.3%	1,401	1,461	4.3%
Operating realized gain (loss)	55	54	51	52	50	-9.1%	208	207	-0.5%
Amortization of deferred gain	7	6	6	6	6	-14.3%	26	25	-3.8%
Other revenues	142	124	139	99	123	-13.4%	527	482	-8.5%
Total operating revenues	1,282	1,232	1,169	1,183	1,190	-7.2%	5,002	4,774	-4.6%
Operating expenses:
Interest credited	203	207	214	224	249	22.7%	811	894	10.2%
Benefits	138	152	180	(56)	190	37.7%	548	468	-14.6%
Commissions incurred	287	268	257	255	240	-16.4%	1,136	1,020	-10.2%
Other expenses incurred	280	260	243	251	239	-14.6%	1,056	993	-6.0%
Amounts capitalized	(132)	(118)	(110)	(117)	(103)	22.0%	(515)	(449)	12.8%
Amortization	115	112	90	92	103	-10.4%	442	396	-10.4%
Total operating expenses	891	881	874	649	918	3.0%	3,478	3,322	-4.5%
Income (loss) from operations before taxes	391	351	295	534	272	-30.4%	1,524	1,452	-4.7%
Federal income tax expense (benefit)	59	49	39	85	34	-42.4%	241	207	-14.1%
Income (loss) from operations	$332	$302	$256	$449	$238	-28.3%	$1,283	$1,245	-3.0%

Effective Federal Income Tax Rate	15.1%	14.0%	13.1%	15.9%	12.5%		15.8%	14.2%

Average Equity, Excluding Goodwill and AOCI	$5,310	$5,298	$5,665	$6,266	$6,321	19.0%	$5,185	$5,887	13.5%

ROE, Excluding Goodwill and AOCI	25.0%	22.8%	18.1%	28.7%	15.1%		24.7%	21.2%

Return on Average Account Values	78	74	67	122	66	(12)	77	82	5

Income (Loss) from Operations
Variable annuity	295	269	230	401	205	-30.5%	1,135	1,105	-2.6%
Fixed annuity	37	33	26	48	33	-10.8%	148	140	-5.4%

Account Values, Net of Reinsurance – End of Period
Variable account values without GLBs	$69,625	$66,584	$59,163	$57,749	$61,911	-11.1%	$69,625	$61,911	-11.1%
Variable account values with GLBs	86,234	78,837	68,468	64,057	65,877	-23.6%	86,234	65,877	-23.6%
Fixed account values	16,866	16,723	16,621	16,974	17,177	1.8%	16,866	17,177	1.8%
Total account values	172,725	162,144	144,252	138,780	144,965	-16.1%	172,725	144,965
Percent variable account values with GLBs	49.9%	48.6%	47.5%	46.2%	45.4%		49.9%	45.4%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	Change	12/31/21	12/31/22	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,117	$1,169	$1,187	$1,200	$1,213	8.6%	$4,450	$4,768	7.1%
Net investment income	90	85	86	83	79	-12.2%	366	333	-9.0%
Other revenues	45	49	50	50	52	15.6%	180	202	12.2%
Total operating revenues	1,252	1,303	1,323	1,333	1,344	7.3%	4,996	5,303	6.1%
Operating expenses:
Interest credited	2	1	2	1	1	-50.0%	6	5	-16.7%
Benefits	1,072	1,027	926	939	953	-11.1%	3,890	3,844	-1.2%
Commissions incurred	95	94	96	101	103	8.4%	361	394	9.1%
Other expenses incurred	225	217	214	235	223	-0.9%	851	892	4.8%
Amounts capitalized	(30)	(21)	(24)	(23)	(29)	3.3%	(91)	(99)	-8.8%
Amortization	34	37	34	34	34	0.0%	139	138	-0.7%
Total operating expenses	1,398	1,355	1,248	1,287	1,285	-8.1%	5,156	5,174	0.3%
Income (loss) from operations before taxes	(146)	(52)	75	46	59	140.4%	(160)	129	180.6%
Federal income tax expense (benefit)	(31)	(11)	16	9	12	138.7%	(33)	27	181.8%
Income (loss) from operations	$(115)	$(41)	$59	$37	$47	140.9%	$(127)	$102	180.3%

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%		21.0%	21.0%

Average Equity, Excluding Goodwill and AOCI	$2,810	$2,899	$2,988	$3,012	$2,888	2.8%	$2,755	$2,947	7.0%

ROE, Excluding Goodwill and AOCI	-16.4%	-5.6%	7.9%	4.9%	6.5%		-4.6%	3.5%

Loss Ratios by Product Line
Life	108.7%	91.0%	80.5%	71.6%	74.6%		98.6%	79.4%
Disability	90.2%	87.2%	76.7%	83.2%	81.7%		81.4%	82.2%
Dental	71.1%	71.1%	76.9%	72.0%	74.0%		76.3%	73.5%
Total	96.1%	88.0%	78.2%	78.3%	78.7%		87.5%	80.7%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	Change	12/31/21	12/31/22	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$76	$70	$65	$64	$63	-17.1%	$296	$261	-11.8%
Net investment income	250	238	241	244	252	0.8%	992	975	-1.7%
Other revenues	9	10	9	8	9	0.0%	36	37	2.8%
Total operating revenues	335	318	315	316	324	-3.3%	1,324	1,273	-3.9%
Operating expenses:
Interest credited	154	152	156	161	161	4.5%	617	630	2.1%
Benefits	1	1	1	1	1	0.0%	3	3	0.0%
Commissions incurred	21	20	18	20	21	0.0%	84	79	-6.0%
Other expenses incurred	89	79	76	82	83	-6.7%	326	320	-1.8%
Amounts capitalized	(7)	(5)	(5)	(6)	(5)	28.6%	(22)	(21)	4.5%
Amortization	9	7	6	(2)	6	-33.3%	32	18	-43.8%
Total operating expenses	267	254	252	256	267	0.0%	1,040	1,029	-1.1%
Income (loss) from operations before taxes	68	64	63	60	57	-16.2%	284	244	-14.1%
Federal income tax expense (benefit)	11	9	9	8	8	-27.3%	49	35	-28.6%
Income (loss) from operations	$57	$55	$54	$52	$49	-14.0%	$235	$209	-11.1%

Effective Federal Income Tax Rate	16.3%	13.7%	15.5%	13.2%	14.6%		17.2%	14.3%

Average Equity, Excluding Goodwill and AOCI	$1,477	$1,534	$1,618	$1,696	$1,697	14.9%	$1,507	$1,636	8.6%

ROE, Excluding Goodwill and AOCI	15.4%	14.4%	13.3%	12.2%	11.5%		15.6%	12.8%

Return on Average Account Values	23	23	24	24	22	(1)	25	23	(2)

Pre-tax Net Margin	37.6%	38.6%	39.8%	38.5%	35.0%		40.2%	38.0%

Net Flows by Market
Small Market	$98	$(116)	$80	$157	$174	77.6%	$133	$295	121.8%
Mid - Large Market	(58)	1,350	1,074	906	482	NM	1,800	3,811	111.7%
Multi-Fund® and Other	(420)	(288)	(241)	(252)	(421)	-0.2%	(1,469)	(1,201)	18.2%

Net Flows – Trailing Twelve Months	$464	$1,062	$1,458	$2,290	$2,905	NM	$464	$2,905	NM

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	Change	12/31/21	12/31/22	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$10	$1	$3	$2	$2	-80.0%	$19	$8	-57.9%
Net investment income	40	41	40	34	41	2.5%	147	157	6.8%
Other revenues	6	(2)	(9)	-	6	0.0%	14	(6)	NM
Total operating revenues	56	40	34	36	49	-12.5%	180	159	-11.7%
Operating expenses:
Interest credited	10	12	9	9	8	-20.0%	42	39	-7.1%
Benefits	21	14	21	24	21	0.0%	81	79	-2.5%
Commissions and other expenses	19	12	2	28	160	NM	189	203	7.4%
Interest and debt expense	66	66	68	71	77	16.7%	262	283	8.0%
Spark program expense	30	31	43	44	49	63.3%	87	167	92.0%
Total operating expenses	146	135	143	176	315	115.8%	661	771	16.6%
Income (loss) from operations before taxes	(90)	(95)	(109)	(140)	(266)	NM	(481)	(612)	-27.2%
Federal income tax expense (benefit)	(22)	(15)	(17)	(27)	(56)	NM	(106)	(117)	-10.4%
Income (loss) from operations	$(68)	$(80)	$(92)	$(113)	$(210)	NM	$(375)	$(495)	-32.0%

DAC, VOBA, DSI, DFEL

& Account Value Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	Change	12/31/21	12/31/22	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$6,169	$6,284	$9,020	$12,087	$13,896	125.3%	$6,025	$6,284	4.3%
Business acquired (sold) through reinsurance	(650)	-	-	-	-	100.0%	(650)	-	100.0%
Deferrals	446	328	345	350	357	-20.0%	1,378	1,380	0.1%
Operating amortization	(259)	(284)	(245)	(375)	(234)	9.7%	(1,637)	(1,139)	30.4%
Deferrals, net of operating amortization	187	44	100	(25)	123	-34.2%	(259)	241	193.1%
Amortization associated with benefit ratio unlocking	(11)	36	64	35	(22)	-100.0%	(23)	113	NM
Adjustment related to realized (gains) losses	36	(37)	(131)	(35)	69	91.7%	86	(133)	NM
Adjustment related to unrealized (gains) losses	553	2,693	3,034	1,834	(263)	NM	1,105	7,298	NM
Balance as of end-of-period	$6,284	$9,020	$12,087	$13,896	$13,803	119.7%	$6,284	$13,803	119.7%

DFEL
Balance as of beginning-of-period	$396	$415	$1,363	$4,097	$5,752	NM	$401	$415	3.5%
Business acquired (sold) through reinsurance	(290)	-	-	-	-	100.0%	(290)	-	100.0%
Deferrals	294	256	270	273	284	-3.4%	1,015	1,083	6.7%
Operating amortization	(147)	(151)	(145)	(190)	(143)	2.7%	(979)	(629)	35.8%
Deferrals, net of operating amortization	147	105	125	83	141	-4.1%	36	454	NM
Amortization associated with benefit ratio unlocking	(1)	6	10	3	(3)	NM	(3)	15	NM
Adjustment related to realized (gains) losses	(1)	(6)	(12)	(18)	(1)	0.0%	(10)	(35)	NM
Adjustment related to unrealized (gains) losses	164	843	2,611	1,587	(220)	NM	281	4,820	NM
Balance as of end-of-period	$415	$1,363	$4,097	$5,752	$5,669	NM	$415	$5,669	NM

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$4,637	$6,049	$6,312	$6,434	$6,426	38.6%	$4,637	$6,426	38.6%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	Change	12/31/21	12/31/22	Change
General Account
Balance as of beginning-of-period	$37,969	$38,094	$37,921	$37,817	$37,701	-0.7%	$38,136	$38,094	-0.1%
Deposits	1,050	878	880	925	1,001	-4.7%	3,738	3,685	-1.4%
Withdrawals and deaths	(213)	(315)	(226)	(271)	(253)	-18.8%	(988)	(1,067)	-8.0%
Net flows	837	563	654	654	748	-10.6%	2,750	2,618	-4.8%
Contract holder assessments	(1,107)	(1,131)	(1,096)	(1,101)	(1,113)	-0.5%	(4,343)	(4,440)	-2.2%
Reinvested interest credited	395	395	338	331	334	-15.4%	1,551	1,398	-9.9%
Balance as of end-of-period, gross	38,094	37,921	37,817	37,701	37,670	-1.1%	38,094	37,670	-1.1%
Reinsurance ceded	(5,562)	(5,544)	(5,549)	(5,533)	(5,512)	0.9%	(5,562)	(5,512)	0.9%
Balance as of end-of-period, net	$32,532	$32,377	$32,268	$32,168	$32,158	-1.1%	$32,532	$32,158	-1.1%

Separate Account
Balance as of beginning-of-period	$23,250	$24,907	$23,464	$20,363	$19,392	-16.6%	$21,078	$24,907	18.2%
Deposits	822	456	559	461	574	-30.2%	1,955	2,050	4.9%
Withdrawals and deaths	(221)	(136)	(175)	(137)	(222)	-0.5%	(723)	(670)	7.3%
Net flows	601	320	384	324	352	-41.4%	1,232	1,380	12.0%
Contract holder assessments	(247)	(218)	(230)	(231)	(241)	2.4%	(858)	(921)	-7.3%
Change in market value and reinvestment	1,303	(1,545)	(3,255)	(1,064)	1,394	7.0%	3,455	(4,469)	NM
Balance as of end-of-period, gross	24,907	23,464	20,363	19,392	20,897	-16.1%	24,907	20,897	-16.1%
Reinsurance ceded	(5,593)	(5,215)	(4,498)	(4,209)	(4,421)	21.0%	(5,593)	(4,421)	21.0%
Balance as of end-of-period, net	$19,314	$18,249	$15,865	$15,183	$16,476	-14.7%	$19,314	$16,476	-14.7%

Total
Balance as of beginning-of-period	$61,219	$63,001	$61,385	$58,180	$57,093	-6.7%	$59,214	$63,001	6.4%
Deposits	1,872	1,334	1,439	1,386	1,575	-15.9%	5,693	5,735	0.7%
Withdrawals and deaths	(434)	(451)	(401)	(408)	(475)	-9.4%	(1,711)	(1,737)	-1.5%
Net flows	1,438	883	1,038	978	1,100	-23.5%	3,982	3,998	0.4%
Contract holder assessments	(1,354)	(1,349)	(1,326)	(1,332)	(1,354)	0.0%	(5,201)	(5,361)	-3.1%
Change in market value and reinvestment	1,698	(1,150)	(2,917)	(733)	1,728	1.8%	5,006	(3,071)	NM
Balance as of end-of-period, gross	63,001	61,385	58,180	57,093	58,567	-7.0%	63,001	58,567	-7.0%
Reinsurance ceded	(11,155)	(10,759)	(10,047)	(9,742)	(9,933)	11.0%	(11,155)	(9,933)	11.0%
Balance as of end-of-period, net	$51,846	$50,626	$48,133	$47,351	$48,634	-6.2%	$51,846	$48,634	-6.2%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	Change	12/31/21	12/31/22	Change
Fixed Annuities
Balance as of beginning-of-period	$24,642	$24,728	$24,475	$24,253	$24,836	0.8%	$25,405	$24,728	-2.7%
Gross deposits	413	374	524	1,167	1,264	206.1%	1,024	3,331	225.3%
Full surrenders and deaths	(415)	(420)	(457)	(489)	(547)	-31.8%	(1,879)	(1,913)	-1.8%
Other contract benefits	(198)	(171)	(176)	(167)	(208)	-5.1%	(617)	(722)	-17.0%
Net flows	(200)	(217)	(109)	511	509	NM	(1,472)	696	147.3%
Contract holder assessments	(17)	(15)	(12)	(10)	(12)	29.4%	(84)	(51)	39.3%
Reinvested interest credited	303	(21)	(101)	82	223	-26.4%	879	183	-79.2%
Balance as of end-of-period, gross	24,728	24,475	24,253	24,836	25,556	3.3%	24,728	25,556	3.3%
Reinsurance ceded	(7,862)	(7,752)	(7,632)	(7,862)	(8,379)	-6.6%	(7,862)	(8,379)	-6.6%
Balance as of end-of-period, net	$16,866	$16,723	$16,621	$16,974	$17,177	1.8%	$16,866	$17,177	1.8%

Variable Annuities
Balance as of beginning-of-period	$149,550	$155,866	$145,428	$127,639	$121,814	-18.5%	$140,313	$155,866	11.1%
Gross deposits	2,598	2,331	2,178	2,095	1,946	-25.1%	10,716	8,548	-20.2%
Full surrenders and deaths	(1,858)	(1,567)	(1,366)	(1,302)	(1,210)	34.9%	(7,505)	(5,444)	27.5%
Other contract benefits	(1,195)	(1,100)	(1,021)	(985)	(1,108)	7.3%	(4,308)	(4,215)	2.2%
Net flows	(455)	(336)	(209)	(192)	(372)	18.2%	(1,097)	(1,111)	-1.3%
Contract holder assessments	(727)	(692)	(655)	(638)	(619)	14.9%	(2,839)	(2,605)	8.2%
Change in market value and reinvestment	7,498	(9,410)	(16,925)	(4,995)	6,973	-7.0%	19,489	(24,354)	NM
Balance as of end-of-period, gross	155,866	145,428	127,639	121,814	127,796	-18.0%	155,866	127,796	-18.0%
Reinsurance ceded	(7)	(7)	(8)	(8)	(8)	-14.3%	(7)	(8)	-14.3%
Balance as of end-of-period, net	$155,859	$145,421	$127,631	$121,806	$127,788	-18.0%	$155,859	$127,788	-18.0%

Total
Balance as of beginning-of-period	$174,192	$180,594	$169,903	$151,892	$146,650	-15.8%	$165,718	$180,594	9.0%
Gross deposits	3,011	2,705	2,702	3,262	3,210	6.6%	11,740	11,879	1.2%
Full surrenders and deaths	(2,273)	(1,987)	(1,823)	(1,791)	(1,757)	22.7%	(9,384)	(7,357)	21.6%
Other contract benefits	(1,393)	(1,271)	(1,197)	(1,152)	(1,316)	5.5%	(4,925)	(4,937)	-0.2%
Net flows	(655)	(553)	(318)	319	137	120.9%	(2,569)	(415)	83.8%
Contract holder assessments	(744)	(707)	(667)	(648)	(631)	15.2%	(2,923)	(2,656)	9.1%
Change in market value and reinvestment	7,801	(9,431)	(17,026)	(4,913)	7,196	-7.8%	20,368	(24,171)	NM
Balance as of end-of-period, gross	180,594	169,903	151,892	146,650	153,352	-15.1%	180,594	153,352	-15.1%
Reinsurance ceded	(7,869)	(7,759)	(7,640)	(7,870)	(8,387)	-6.6%	(7,869)	(8,387)	-6.6%
Balance as of end-of-period, net	$172,725	$162,144	$144,252	$138,780	$144,965	-16.1%	$172,725	$144,965	-16.1%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	Change	12/31/21	12/31/22	Change
General Account
Balance as of beginning-of-period	$23,152	$23,639	$23,958	$24,917	$25,272	9.2%	$22,916	$23,639	3.2%
Gross deposits	908	572	1,132	702	590	-35.0%	2,325	2,996	28.9%
Withdrawals	(631)	(554)	(485)	(575)	(738)	-17.0%	(2,451)	(2,352)	4.0%
Net flows	277	18	647	127	(148)	NM	(126)	644	NM
Transfers between fixed and variable accounts	59	154	160	69	(145)	NM	247	238	-3.6%
Contract holder assessments	(4)	(3)	(3)	(3)	(3)	25.0%	(14)	(13)	7.1%
Reinvestment interest credited	155	150	155	162	161	3.9%	616	629	2.1%
Balance as of end-of-period	$23,639	$23,958	$24,917	$25,272	$25,137	6.3%	$23,639	$25,137	6.3%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$72,454	$75,475	$71,385	$61,789	$59,072	-18.5%	$65,391	$75,475	15.4%
Gross deposits	2,092	2,795	1,811	2,097	2,187	4.5%	8,515	8,890	4.4%
Withdrawals	(2,749)	(1,867)	(1,545)	(1,413)	(1,804)	34.4%	(7,925)	(6,629)	16.4%
Net flows	(657)	928	266	684	383	158.3%	590	2,261	283.2%
Transfers between fixed and variable accounts	(77)	(230)	(9)	(41)	(57)	26.0%	(417)	(337)	19.2%
Contract holder assessments	(67)	(64)	(60)	(57)	(57)	14.9%	(260)	(238)	8.5%
Change in market value and reinvestment	3,822	(4,724)	(9,793)	(3,303)	4,257	11.4%	10,171	(13,563)	NM
Balance as of end-of-period	$75,475	$71,385	$61,789	$59,072	$63,598	-15.7%	$75,475	$63,598	-15.7%

Total
Balance as of beginning-of-period	$95,606	$99,114	$95,343	$86,706	$84,344	-11.8%	$88,307	$99,114	12.2%
Gross deposits	3,000	3,367	2,943	2,799	2,777	-7.4%	10,840	11,886	9.6%
Withdrawals	(3,380)	(2,421)	(2,030)	(1,988)	(2,542)	24.8%	(10,376)	(8,981)	13.4%
Net flows	(380)	946	913	811	235	161.8%	464	2,905	NM
Transfers between fixed and variable accounts	(18)	(76)	151	28	(202)	NM	(170)	(99)	41.8%
Contract holder assessments	(71)	(67)	(63)	(60)	(60)	15.5%	(274)	(251)	8.4%
Change in market value and reinvestment	3,977	(4,574)	(9,638)	(3,141)	4,418	11.1%	10,787	(12,934)	NM
Balance as of end-of-period	$99,114	$95,343	$86,706	$84,344	$88,735	-10.5%	$99,114	$88,735	-10.5%

Other Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Fixed-Income Asset Class
Unaudited (millions of dollars)

	As of 12/31/21		As of 12/31/22
	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Allowance for Credit Losses, at Amortized Cost
Industry corporate bonds:
Financial services	$16,438	15.6%	$17,762	15.9%
Basic industry	4,436	4.2%	4,353	3.9%
Capital goods	7,316	7.0%	7,374	6.6%
Communications	4,124	3.9%	4,239	3.8%
Consumer cyclical	5,811	5.5%	6,056	5.4%
Consumer non-cyclical	16,905	16.1%	17,080	15.3%
Energy	4,932	4.7%	4,776	4.3%
Technology	5,173	4.9%	5,581	5.0%
Transportation	3,414	3.2%	3,665	3.3%
Industrial other	2,159	2.1%	2,330	2.1%
Utilities	13,785	13.0%	14,204	12.8%
Government-related entities	1,863	1.8%	1,820	1.6%
Residential mortgage-backed securities ("RMBS")
Agency backed	1,973	1.9%	1,845	1.7%
Non-agency backed	360	0.3%	364	0.3%
Commercial mortgage-backed securities ("CMBS")	1,552	1.5%	1,917	1.7%
Asset-backed securities ("ABS")
Collateralized loan obligations ("CLOs")	6,356	6.0%	8,498	7.6%
Other ABS	2,083	2.0%	3,294	2.9%
Municipals	5,322	5.1%	5,410	4.8%
Government:
United States	375	0.4%	405	0.4%
Foreign	373	0.4%	348	0.3%
Hybrid & redeemable preferred securities	408	0.4%	364	0.3%
Total fixed maturity AFS securities, net of allowance for credit losses, at amortized cost	105,158	100.0%	111,685	100.0%
Trading Securities	4,170		3,833
Equity Securities	285		383
Total fixed maturity AFS, trading and equity securities	$109,613		$115,901

Lincoln Financial Group
Fixed-Income Credit Quality
Unaudited (millions of dollars)

	As of 12/31/21		As of 12/31/22
	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Allowance for Credit Losses, at Amortized Cost (1)
NAIC 1 (AAA-A)	$58,542	55.6%	$63,741	57.1%
NAIC 2 (BBB)	42,797	40.7%	44,103	39.5%
Total investment grade	101,339	96.3%	107,844	96.6%

NAIC 3 (BB)	2,278	2.2%	2,101	1.9%
NAIC 4 (B)	1,424	1.4%	1,679	1.4%
NAIC 5 (CCC and lower)	51	0.0%	59	0.1%
NAIC 6 (in or near default)	66	0.1%	2	0.0%
Total below investment grade	3,819	3.7%	3,841	3.4%
Total	$105,158	100.0%	$111,685	100.0%

Commercial Mortgage Loans, at Amortized Cost (1)(2)
CM1 (AAA-A)	$14,028	81.7%	$13,361	78.5%
CM2 (BBB)	2,878	16.8%	3,382	19.9%
CM3-7 (BB and lower)	265	1.5%	271	1.6%
Total	$17,171	100.0%	$17,014	100.0%

Total Fixed Maturity AFS Securities and Commercial Mortgage Loans, at Amortized Cost (1)(2)
AAA-A	$72,570	59.3%	$77,102	59.9%
BBB	45,675	37.3%	47,485	36.9%
BB and lower	4,084	3.4%	4,112	3.2%
Total	$122,329	100.0%	$128,699	100.0%

(1) Ratings are based upon the designations determined and provided by the National Association of Insurance Commissioners (“NAIC”) or based upon ratings from credit rating agencies to derive the NAIC designation.
(2) CM ratings reflect the risk-based capital risk category for commercial mortgage loans. Letter ratings are assumed NAIC equivalent ratings where NAIC 1 = CM1, NAIC 2 = CM2 and NAIC 3-6 = CM3-7.

Lincoln Financial Group
Realized Gain (Loss), After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	Change	12/31/21	12/31/22	Change
Components of Realized Gain (Loss), Pre-Tax
Total adjusted operating realized gain (loss)	$51	$55	$49	$49	$47	-7.8%	$199	$201	1.0%
Total excluded realized gain (loss)	(166)	(26)	473	171	(482)	NM	(411)	135	132.8%
Total realized gain (loss), pre-tax	$(115)	$29	$522	$220	$(435)	NM	$(212)	$336	258.5%

Components of Excluded Realized Gain (Loss), After-Tax
Credit loss benefit (expense) on mortgage loans on
real estate	$26	$13	$(5)	$(7)	$(8)	NM	$79	$(7)	NM
Credit loss benefit (expense) on reinsurance-related assets	6	(3)	(1)	(103)	8	33.3%	2	(99)	NM
Credit loss benefit (expense) on other financial assets	(1)	(1)	(3)	(5)	(4)	NM	(10)	(12)	-20.0%
Realized gain (loss) related to certain financial assets	(6)	(7)	(5)	(40)	(14)	NM	(14)	(67)	NM
Realized gain (loss) on equity securities	4	3	(6)	2	14	250.0%	32	13	-59.4%
Realized gain (loss) on the mark-to-market on certain
instruments	34	(9)	-	48	9	-73.5%	60	48	-20.0%
Total realized gain (loss) related to financial
instruments and reinsurance-related assets	63	(4)	(20)	(105)	5	-92.1%	149	(124)	NM
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged and benefit ratio unlocking	(78)	(247)	(183)	(82)	(76)	2.6%	(109)	(588)	NM
GLB non-performance risk component	(47)	18	74	(11)	(64)	-36.2%	(195)	17	108.7%
Total variable annuity net derivative results	(125)	(229)	(109)	(93)	(140)	-12.0%	(304)	(571)	-87.8%
Indexed annuity forward-starting option	7	43	(3)	2	(37)	NM	26	4	-84.6%
Excluded realized gain (loss), including
benefit ratio unlocking	(55)	(190)	(132)	(196)	(172)	NM	(129)	(691)	NM
Less: benefit ratio unlocking on GDB
and GLB riders	77	(170)	(506)	(330)	209	171.4%	196	(798)	-30.0%
Total excluded realized gain (loss), after-tax	$(132)	$(20)	$374	$134	$(381)	NM	$(325)	$107	9.1%

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	Change	12/31/21	12/31/22	Change
Revenues
Total revenues	$4,604	$4,687	$5,104	$4,798	$4,196	-8.9%	$19,230	$18,784	-2.3%
Less:
Excluded realized gain (loss)	(166)	(26)	473	171	(482)	NM	(411)	135	132.8%
Amortization of DFEL associated with
benefit ratio unlocking	1	(5)	(10)	(3)	2	100.0%	2	(16)	NM
Adjusted operating revenues	$4,769	$4,718	$4,641	$4,630	$4,676	-2.0%	$19,639	$18,665	-5.0%

Net Income
Net income (loss)	$220	$104	$238	$(2,574)	$6	-97.3%	$1,405	$(2,227)	NM
Less:
Excluded realized gain (loss), after-tax	(132)	(20)	374	134	(381)	NM	(325)	107	132.9%
Benefit ratio unlocking, after-tax	77	(170)	(527)	(339)	217	181.8%	196	(820)	NM
Impairment of intangibles	-	-	-	(634)	-	NM	-	(634)	NM
Transaction and integration costs related to
mergers, acquisitions and divestitures, after-tax	(11)	-	-	-	-	100.0%	(11)	-	100.0%
Gain (loss) on modification or early extinguishment
of debt, after-tax	-	-	-	-	-	NM	(6)	-	100.0%
Total adjustments	(66)	(190)	(153)	(839)	(164)	NM	(146)	(1,347)	NM
Adjusted income (loss) from operations	$286	$294	$391	$(1,735)	$170	-40.6%	$1,551	$(880)	NM

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.20	$0.58	$1.34	$(15.17)	$0.01	-99.2%	$7.43	$(13.10)	NM
Less:
Excluded realized gain (loss), after-tax	(0.72)	(0.11)	2.16	0.79	(2.23)	NM	(1.71)	0.62	136.3%
Benefit ratio unlocking, after-tax	0.42	(0.97)	(3.05)	(2.00)	1.27	202.4%	1.03	(4.80)	NM
Impairment of intangibles	-	-	-	(3.73)	-	NM	-	(3.70)	NM
Transaction and integration costs related to
mergers, acquisitions and divestitures, after-tax	(0.06)	-	-	-	-	100.0%	(0.06)	-	100.0%
Gain (loss) on modification or early extinguishment
of debt, after-tax	-	-	-	-	-	NM	(0.03)	-	100.0%
Adjusted income (loss) from operations	$1.56	$1.66	$2.23	$(10.23)	$0.97	-37.8%	$8.20	$(5.22)	NM